                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that WAYNE E. HEDIEN, whose signature appears below, constitutes and appoints David M. Butowsky, Ronald Feiman and Stuart Strauss, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of ANY OF THE DEAN WITTER FUNDS SET FORTH ON SCHEDULE A ATTACHED HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated: September 1, 1997

                                                   /s/ WAYNE E. HEDIEN
                                          --------------------------------------
                                                     Wayne E. Hedien

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
                                   SCHEDULE A

       1.  Active Assets Money Trust
       2.  Active Assets Tax-Free Trust
       3.  Active Assets Government Securities Trust
       4.  Active Assets California Tax-Free Trust
       5.  Dean Witter New York Municipal Money Market Trust
       6.  Dean Witter American Value Fund
       7.  Dean Witter Tax-Exempt Securities Trust
       8.  Dean Witter Tax-Free Daily Income Trust
       9.  Dean Witter Capital Growth Securities
      10.  Dean Witter U.S. Government Money Market Trust
      11.  Dean Witter Precious Metals and Minerals Trust
      12.  Dean Witter Developing Growth Securities Trust
      13.  Dean Witter World Wide Investment Trust
      14.  Dean Witter Value-Added Market Series
      15.  Dean Witter Utilities Fund
      16.  Dean Witter Strategist Fund
      17.  Dean Witter California Tax-Free Daily Income Trust
      18.  Dean Witter Convertible Securities Trust
      19.  Dean Witter Intermediate Income Securities
      20.  Dean Witter World Wide Income Trust
      21.  Dean Witter S&P 500 Index Fund
      22.  Dean Witter U.S. Government Securities Trust
      23.  Dean Witter Federal Securities Trust
      24.  Dean Witter Multi-State Municipal Series Trust
      25.  Dean Witter California Tax-Free Income Fund
      26.  Dean Witter New York Tax-Free Income Fund
      27.  Dean Witter Select Municipal Reinvestment Fund
      28.  Dean Witter Variable Investment Series
      29.  High Income Advantage Trust
      30.  High Income Advantage Trust II
      31.  High Income Advantage Trust III
      32.  InterCapital Insured Municipal Bond Trust
      33.  InterCapital Insured Municipal Trust
      34.  InterCapital Insured Municipal Income Trust
      35.  InterCapital Quality Municipal Investment Trust
      36.  InterCapital Quality Municipal Income Trust
      37.  Dean Witter Government Income Trust
      38.  Municipal Income Trust
      39.  Municipal Income Trust II
      40.  Municipal Income Trust III
      41.  Municipal Income Opportunities Trust
      42.  Municipal Income Opportunities Trust II
      43.  Municipal Income Opportunities Trust III
      44.  Municipal Premium Income Trust
      45.  Prime Income Trust
      46.  Dean Witter Short-Term U.S. Treasury Trust
      47.  Dean Witter Diversified Income Trust
      48.  InterCapital California Insured Municipal Income Trust
      49.  Dean Witter Health Sciences Trust
      50.  Dean Witter Global Dividend Growth Securities
      51.  InterCapital Quality Municipal Securities

97nyc12127

      52.  InterCapital California Quality Municipal Securities
      53.  InterCapital New York Quality Municipal Securities
      54.  Dean Witter Retirement Series
      55.  Dean Witter Limited Term Municipal Trust
      56.  Dean Witter Short-Term Bond Fund
      57.  Dean Witter Global Utilities Fund
      58.  InterCapital Insured Municipal Securities
      59.  InterCapital Insured California Municipal Securities
      60.  Dean Witter High Income Securities
      61.  Dean Witter National Municipal Trust
      62.  Dean Witter International SmallCap Fund
      63.  Dean Witter Mid-Cap Growth Fund
      64.  Dean Witter Select Dimensions Investment Series
      65.  Dean Witter Global Asset Allocation Fund
      66.  Dean Witter Balanced Growth Fund
      67.  Dean Witter Balanced Income Fund
      68.  Dean Witter Intermediate Term U.S. Treasury Trust
      69.  Dean Witter Hawaii Municipal Trust
      70.  Dean Witter Japan Fund
      71.  Dean Witter Capital Appreciation Fund
      72.  Dean Witter Information Fund
      73.  Dean Witter Fund of Funds
      74.  Dean Witter Special Value Fund
      75.  Dean Witter Income Builder Fund
      76.  Dean Witter Financial Services Trust
      77.  Dean Witter Market Leader Trust
      78.  Dean Witter Managers' Select Fund
      79.  Dean Witter Liquid Asset Fund Inc.
      80.  Dean Witter Natural Resource Development Securities Inc.
      81.  Dean Witter Dividend Growth Securities Inc.
      82.  Dean Witter European Growth Fund Inc.
      83.  Dean Witter Pacific Growth Fund Inc.
      84.  Dean Witter High Yield Securities Inc.
      85.  Dean Witter Global Short-Term Income Fund Inc.
      86.  InterCapital Income Securities Inc.

97nyc12127